Exhibit 10.1

                              INDIGO SECURITIES LLC
                          780 THIRD AVENUE, 23RD FLOOR
                            NEW YORK, NEW YORK 10017

                                 --------------

                            Telephone (212) 972-0900
                            Facsimile (212) 298-9933


                               September 27, 2005

SENT VIA FAX AND FEDERAL EXPRESS
--------------------------------

Dr. Ronald H. Lane Ph.D.
Chief Executive Officer
Bionutrics, Inc.
2415 East Camelback
Road Suite 700
Phoenix, AZ 85016


                           PLACEMENT AGENCY AGREEMENT
                           --------------------------

Dear Dr. Lane:

      The undersigned, Bionutrics, Inc. (the "COMPANY"), hereby agrees with Indigo Securities LLC (the "PLACEMENT AGENT") as follows:

1.    ENGAGEMENT; OFFERING

      A. The Company hereby engages the Placement Agent to act as its agent in connection with (i) the sale by the Company (the "NOTE PLACEMENT") of from $5,000,000 (the "MINIMUM AMOUNT") to $10,000,000 million (the "MAXIMUM AMOUNT"), face amount of the Company's 10% Senior Notes (the "COMPANY NOTES" or the "NOTES"), to be offered together with warrants (the "WARRANTS") (ii) the sale by the Company (the "BRIDGE NOTE PLACEMENT") of up to $2,500,000, face amount of the Company's 10% Convertible Bridge Notes (the "BRIDGE NOTES"), to be offered together with warrants (the "BRIDGE WARRANTS") and (iii) the sale by the Company (the "EQUITY PLACEMENT") of up to $5 million of Series A Convertible Preferred Stock of the Company (the "SERIES A PREFERRED") (provided that the Placement Agent shall have an over allotment option to sell an additional 10% of the Maximum Equity Offering) together with warrants (the "EQUITY WARRANTS"; and together with the Notes, Warrants, Bridge Notes, Bridge Warrants and Series A Preferred, the "SECURITIES")), which will be offered on terms as outlined in the term sheet attached hereto as EXHIBIT A. Each of the Note Placement and the Equity Placement shall be conducted as a private placement to be made pursuant to the exemption afforded by Section 4 (2) of the Securities Act of 1933, as amended (the "ACT") and Rule 506 of Regulation D promulgated thereunder, as well as applicable state laws. In addition, the Placement Agent shall have a right of first refusal to serve as (i) placement agent with respect to

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future security issuances and (ii) financial advisor in any merger, acquisition, sale or similar transaction by the Company (other than an underwritten public offering) for a period of two (2) years following the final closing of the Equity Placement.

      B. The Equity Placement shall be conditioned upon the prior closing of the Note Placement.

      C. The closings will be held at the Company's offices, or the offices of counsel to the Company, or as otherwise agreed by the parties, where the proceeds of such accepted offers will be delivered to the Company or its Placement Agent against delivery by the Company of certificates representing the Securities or the Series A Preferred, for delivery to the purchasers, and payment to the Placement Agent of its expenses and other compensation due hereunder including, without limitation, legal fees of the Placement Agent's counsel including disbursements incurred. After the initial closing, additional closings will take place at such reasonable times as specified by the Company and the Placement Agent, after additional proceeds of the respective offerings are received.

      D. The Note Placement shall terminate on the earlier of: (1) the date on which all the Securities have been sold; or (2) October 31, 2005, unless extended for an additional period of up to 30 days by agreement of the Company and the Placement Agent (the "NOTE OFFERING PERIOD"). The Equity Placement shall terminate on the earlier of: (1) the date on which all applicable shares of Series A Preferred have been sold; or (2) October 31, 2005, unless extended for an additional period of up to 30 days by agreement of the Company and the Placement Agent (the "EQUITY OFFERING PERIOD") and, together with the Note Offering Period, the "OFFERING PERIODS").


2.    SUBSCRIPTIONS AND DISBURSEMENTS OF PROCEEDS

      A. During the Offering Periods, the Securities or Series A Preferred, as applicable, will be offered by the Company, with the assistance of the Placement Agent, by means of an offering memorandum (the "OFFERING MEMORANDUM") (Exhibit B) inclusive of subscription documents (the "SUBSCRIPTION DOCUMENTS") which shall be delivered to each potential investor. The minimum subscription investment for Securities or Series A Preferred is $25,000 as provided for in the Offering Memorandum. The Securities and Series A Preferred will be sold only to Accredited Investors as that term is defined in Regulation D of the Act.

      B. The Placement Agent shall only be obligated to assist the Company with the sale of Securities and Series A Preferred on a "best efforts" basis as described above.

      C. Each of the Company and the Placement Agent reserves the right to reject, in whole or in part, any subscriber in its respective sole discretion.

      D. The Company and the Placement Agent may have multiple Closings, as they may agree. Unless subscriptions for the Minimum Amount are received during the Offering Periods, the applicable private placement of Securities or Series A Preferred will be terminated and all subscribers funds will be refunded without interest or deduction.

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      E.    All funds of subscribers  shall be placed in a non-interest  bearing bank escrow account subject to the terms of an escrow agreement, acceptable to the Placement Agent and the Company, with Wollmuth Maher & Deutsch LLP (the "ESCROW AGENT") to comply with Rule 15c2-4 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT").

      F. The Company will cause to be prepared subscription documents to comply with the requirements of Section 4(2) of the Act and with Regulation D thereunder, all in form and substance to the satisfaction of the Placement Agent.

3.    FURTHER AGREEMENTS OF THE COMPANY

      The Company agrees, at its expense and without any expense to the Placement Agent, as follows:

      A. As soon as the Company is either informed or becomes aware thereof, to advise the Placement Agent of any material adverse change in the Company's financial condition, business prospects, or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Memorandum occurring at any time prior to the Closing Date.

      B. To provide the Placement Agent with a copy of all documents, reports and information as may be reasonably requested by the Placement Agent in connection with the Offering Memorandum, or the Company's business plans or prospects.

      C. To apply the proceeds of the Private Placement in accordance with the Offering Memorandum.

      D.    To  provide  the   Placement   Agent  with  a  copy  of  a  list  of
stockholders, as requested.

      E. To provide the Placement Agent with as many copies of the Offering Memorandum as the Placement Agent may reasonably request.

4.    COMMISSIONS, AGREEMENTS AND EXPENSES

      A. NOTE PLACEMENT: At each closing in connection with the Note Placement, the Placement Agent will receive a cash fee equal to (i) 3% of the aggregate purchase price of the Notes sold at such closing ("NOTE CASH FEE") plus (ii) warrants exercisable for a number of shares of the Company's common stock equal to 2.5% of the aggregate purchase price of the Notes sold at each closing divided by $4.00 at an exercise price of $4.00 per share (the "PA COMMON STOCK WARRANT").

      B. EQUITY PLACEMENT; BRIDGE PLACEMENT: (a) The Placement Agent will receive a cash fee (the "CASH FEE") equal to (i) 9% of the aggregate purchase price of the Series A Preferred

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shares  sold at such  closing and  payable at each  closing  plus (ii) 9% of the proceeds to the Company upon the exercise of the Equity Warrants.

            (b) In the event that the Company closes a bridge financing round, of up to a maximum of $2,500,000, prior to October 7, 2005 (the "BRIDGE ROUND"), the Placement Agent will receive a cash fee equal to (i) 9% of the aggregate purchase price of the Bridge Notes sold at such closing and payable at each closing plus (ii) 9% of the proceeds to the Company upon the exercise of the Bridge Warrants issued in connection with the Bridge Round. The Placement Agent will not receive an additional Cash Fee upon the conversion of the Bridge Notes into equity.

      C. At the final closing of Series A Preferred (or later in the case of fees attributable to the exercise of Equity Warrants), the Company shall deliver to the Placement Agent or its designees a warrant agreement (the "PA SERIES A PREFERRED WARRANT" in the form of EXHIBIT C and, together with the PA Common Stock Warrant in the form of EXHIBIT D, the "AGENT WARRANTS") granting the right to purchase a number of shares of the Company's Series A Preferred stock equal to the Section 4.B. cash fee attributable to the sale of Series A Preferred and Bridge Notes divided by the original purchase price per share of the Series A Preferred sold to investors in the Equity Placement at an exercise price of $4.00 per share. The Company shall issue additional PA Series A Preferred Warrants in the future granting the right to purchase a number of shares of the Company's Series A Preferred stock equal to the Section 4.B. cash fee attributable to the exercise of Equity Warrants divided by the original purchase price per share of the Series A Preferred sold to investors in the Equity Placement at an exercise price of $4.00 per share.

      D. The Placement Agent and its affiliates and counsel shall have the right to purchase Securities and Series A Preferred in the Note Placement and the Equity Placement net of cash commissions and the Placement Agent shall receive its pro rata share of the Agent Warrants in connection with any such investment.

      E. Regardless of the completion of the Note Placement or the Equity Placement, the Company will reimburse the Placement Agent for its actual out of pocket expenses incurred in connection with its services performed hereunder, including, without limitation, reasonable counsel fees and disbursements and the preparation and printing of all necessary offering documents and instruments related to the Note Placement or Equity Placement and the issuance of the Securities or Series A Preferred shares and will also pay its own expenses for accounting, legal and other costs involved with the Note Placement or Equity Placement. The Company will furnish at its expense such quantities of the offering documents and instruments as the Placement Agent may reasonably request. In addition, the Company will pay for all Blue Sky filing fees, counsel fees and disbursements with respect to Blue Sky qualification. The Blue Sky filings shall be prepared by counsel to the Company.

      F. If, at any time up to and including the final closing of a sale of Securities or Series A Preferred, or the termination of this Agreement by the Company (whichever is earlier), or within the 24 month period after the termination of this Agreement by the Company, the Company or any of its affiliates conducts a private placement of securities to any investor whom

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the Placement Agent introduced to the Company (including,  for this purpose, any exercise by such investors of the Warrants), the Company will pay the Placement Agent the Section 4.A (equity fee) or Section 4.B. (debt fee), cash fee and PA Series A Preferred Warrant, as applicable, with respect to such sale, calculated in accordance with the preceding paragraphs A. and B.

5.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLACEMENT AGENT

      A. The Placement Agent has the necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

      B. The Placement Agent is a limited liability company duly organized and validly existing under the laws of the State of Delaware; the execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions herein contemplated will not result in any violation of, or be in conflict with, or constitute a default under, any material agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound or any judgment, decree, order or, to the Placement Agent's knowledge, any material statute, rule or regulation applicable to the Placement Agent.

      C. The information contained in the Offering Memorandum relating to the Placement Agent is complete and correct and does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      D. The Placement Agent will deliver, or will obtain the agreement of selected dealers that they will deliver, to each purchaser, prior to any submission by such persons of a written offer to purchase any Notes or Series A Preferred, a copy of the Offering Memorandum, as it may have been most recently amended or supplemented by the Company.

      E. Upon receipt of executed Subscription Documents and the payments representing subscriptions for such Notes and/or Series A Preferred, the Placement Agent will promptly forward copies of the Subscription Documents to the Company and shall forward all payments for such Notes and/or Series A Preferred to the Escrow Agent.

      F. The Placement Agent will not deliver the Offering Memorandum to any person it does not reasonably believe to be an Accredited Investor as defined in Regulation D.

      G. The Placement Agent will not take any action that it reasonably believes would cause the Offering to violate the provisions of Regulation D or the Act.

      H. The Placement Agent shall have no obligation to insure that (a) any check, note, draft or other means of payment for any Notes or Series A Preferred will be honored, paid or enforceable against the subscriber in accordance with its terms or (b) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, the Offering is exempt from the registration requirements of the Act or any applicable state or foreign "blue sky" law.

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      I.    Nothing   contained   herein   shall  be  deemed  to   constitute  a
representation or warranty by the Placement Agent with respect to the Company's compliance with the provisions of Regulation D or the Act.

      J. The Placement Agent is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") and is duly permitted under NASD rules and regulations to act in its recited capacity herein.

6.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company represents, warrants and covenants as follows:

      A. This Agreement has been duly and validly authorized by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms. The Securities and Series A Preferred shares to be issued and sold by the Company pursuant to the Offering Memorandum and this Agreement and the equity underlying such securities have been duly authorized and, when issued and paid for in accordance with the Offering Memorandum and this Agreement, as well as against payment therefor in accordance with the terms of any warrants or other instruments pursuant to which such Securities are issuable, will be validly issued, fully paid and non-assessable; the holders thereof are not, and will not be, subject to personal liability solely by reason of being such holders; neither the Securities nor the Series A Preferred Shares are or will be subject to any preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of the common stock underlying the Notes and Warrants has been duly and validly taken by the Company.

      B. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto; the holders thereof have no preemptive rights and are not subject to personal liability solely by reason of being such holders; and none of such securities were issued in violation of any preemptive rights of any holders of any security of the Company.

      C. The Company has good and marketable title to, or valid and enforceable leasehold interests in, all material items of real and personal property stated in, or incorporated by referenced into, the Offering Memorandum as, or to be, owned or leased by it, free and clear of all liens, encumbrances, claims, security interests and defects of any nature whatsoever, other than those set forth in, or incorporated by reference into, the Offering Memorandum and liens for taxes not yet due and payable.

      D. There is no litigation or governmental proceeding ongoing, pending or threatened against or involving the properties or business of the Company, except as set forth in, or incorporated by reference into, the Offering Memorandum.

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      E.    The Company's  financial  statements included in, or incorporated by reference into, the Offering Memorandum fairly represent the financial position and the results of operations of the Company at the dates and for the periods to which they apply.

      F. The Company is duly organized and is validly existing as a corporation in good standing under the laws of the state of Nevada. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies, to own or lease its properties and conduct its businesses as described in the Offering Memorandum and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all Federal, state, local and applicable foreign laws, rules and regulations concerning the business in which it is engaged except where the failure so to do business in compliance would not have a materially adverse impact on the business of the Company. The disclosures in, or incorporated by reference into, the Offering Memorandum concerning the effects of federal, state, local and applicable foreign regulation on the business of the Company as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection herewith have been obtained or will have been obtained prior to the Closing Date. No consent, authorization or order of, and no filing with, any domestic court, government agency or other body is required by the Company for the issuance of the Notes pursuant to the Offering Memorandum or this Agreement except with respect to applicable federal and state securities laws. Since its inception, the Company has not incurred any liability arising under, or as a result of, the application of the provisions of the Act, the Exchange Act or the Rules and Regulations thereunder.

      G. There has been no material adverse change in the condition or prospects for commercialization of the Company, financial or otherwise, from that on the latest dates as of which such condition or prospects, respectively, are set forth in, or incorporated by reference into, the Offering Memorandum and the outstanding debt, the property and the business of the Company conforms in all material respects to the descriptions thereof contained in, or incorporated by reference into, the Offering Memorandum.

      H. The Company is not in violation of its Certificate of Incorporation or By-Laws. Neither the execution and delivery of this Agreement nor the issue and sale of the Notes comprising the Units, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof, conflicts with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other

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agreement or instrument evidencing an obligation for borrowed money or any other agreement or instrument to which the Company may be bound or in which any of the property or assets of the Company is subject except where such lien, charge or encumbrance, singly or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company and such lien, charge or encumbrance would have no effect on ability the Company has to perform
its  obligations   under  this  Agreement  or  to  consummate  the  transactions contemplated hereby; nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company, assuming due performance by the Placement Agent of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other government body (domestic or foreign) having jurisdiction over the Company.

      I. The Securities, the Series A Preferred shares and the Subscription Documents conform in all material respects to all statements in relation thereto contained in the Offering Memorandum.

      J. Subsequent to the dates as of which information is given in, or incorporated by reference into, the Offering Memorandum, amendment or supplement thereto, and except as may otherwise be indicated or contemplated therein, the Company has not (i) issued any securities (other than as specifically disclosed in the Offering Memorandum) or incurred any material liability or obligation, direct or contingent, for borrowed money, or (ii) entered into any material transaction other than in the ordinary course of business other than the pending purchase of shares of InCon Technologies Inc. by the management thereof, or
(iii) declared or paid any dividend or made any other distribution on or in respect their capital stock.

      K. Except as set forth in, or incorporated by reference into, the Offering Memorandum, there are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Securities or Series A Preferred hereunder.

      L. To the best of the Company's knowledge, except as described in, or incorporated by reference into, the Offering Memorandum, the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in, or incorporated by reference into, the Offering Memorandum as being owned or possessed by the Company), and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the business of the Company (including, without limitation, any such licenses or rights described in described in, or incorporated by reference into, the Offering Memorandum as being owned or possessed by the Company). To the best of the Company's knowledge, the Company's current products, services and processes do not infringe on the patents or other intellectual property rights of third parties.

      M. Except as otherwise set forth in, or incorporated by reference into, the Offering Memorandum, the Company is not under any obligation to pay royalties or fees of any kind

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whatsoever to any third party with respect to technology it has developed, uses, licenses, employs or intends to use, license or employ, except where the default of any such obligation would not have a material adverse effect on the financial condition or business of the Company.

      N. Subject to the performance by the Placement Agent of its obligations hereunder, the Offering Memorandum, and the offer and sale of the Securities and Series A Preferred, comply, and will continue to comply, up to the final closing in all material respects with the requirements of Rule 506 of Regulation D of the Act and any other applicable Federal laws, rules, regulations and executive orders. Neither the Offering Memorandum nor any amendment or supplement thereto nor any documents will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in, or incorporated by reference into, the Offering Memorandum are true and correct as of the date of the Offering Memorandum and will be true and correct on each closing date.

      O. The Company will use the proceeds from the sale of the Securities and Series A Preferred in the manner described in the Offering Memorandum.

      P. All taxes which are due and payable from the Company have been paid in full and the Company does not have any material tax deficiency or claim outstanding assessed or proposed against it. For purposes of this subsection, the term "material" shall mean in an aggregate amount of $25,000 or more.

      Q. Neither the Company nor any of its respective officers, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (a) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding which would have a materially adverse effect on the financial condition and business of the Company, (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in, or incorporated by reference into, the Offering Memorandum, or (c) if not continued in the future, might adversely affect in the future, the assets, business, operations or prospects of the Company.

      R. Prior to the initial closing, the Company will have an authorized capitalization as set forth in SCHEDULE A hereto. All shares of Common Stock currently outstanding are, and all shares issued pursuant to this Agreement will be upon issuance, validly issued, fully paid and non-assessable.

      S. At the initial closing, the Company will not have outstanding any options, stock subscription agreements or warrants to purchase shares of the Company or any other obligation to issue shares of the Company, other than those as set forth in, or incorporated by reference into, the Offering Memorandum and other than agreed to by the Company and the Placement Agent. There will be outstanding immediately following the final closing no other classes or series of capital stock or convertible securities of the Company except as set forth herein or in described in, or incorporated by reference into, the Offering Memorandum.

7.    ADDITIONAL AGREEMENTS

      A. So long as purchasers of Series A Preferred continues to hold shares of Series A Preferred, the Company will furnish the Placement Agent with confidential monthly management reports as well as confidential monthly financial statements compared against plan and will provide Placement Agent with a copy of the Company's annual operating plan within 30 days prior to the beginning of each fiscal year.

      B. The Placement Agent shall have the right to send a representative to attend and observe (but not vote at) all meetings of the Company's Board of Directors and shall be entitled to receive notice of such meetings and all materials distributed by the Company to Board members in the same manner and within the same periods of time as the members of the Board of Directors.

8.    INDEMNIFICATION

      A. The Company agrees to indemnify and hold harmless the Placement Agent, its employees and representatives and each person who controls the Placement Agent within the meaning of Section 15 of the Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law in connection with the performance of its duties described herein and to reimburse persons indemnified as above for any reasonable legal or other expense (including the cost of any investigation and preparation) incurred by them in connection with any litigation whether or not resulting in any liability, provided, however, that the indemnity agreement contained in this
Section 8.A. shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company, nor shall it apply to the Placement Agent or any person controlling the Placement Agent in respect of any such losses, claims, damages, or liabilities arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission concerning the Placement Agent for use in the Offering Memorandum, if such statement or omission was made in reliance upon information furnished in writing by the Placement Agent to the Company specifically for use in the Offering Memorandum. The Placement Agent agrees within ten days after the receipt by it of written notice of the commencement of any action against it or against any person controlling it as aforesaid, in respect of which indemnity may be sought from the Company on account of the indemnity agreement contained in this Section 8.A., to notify the Company in writing of the commencement thereof, provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to such Placement Agent or any such person or otherwise, except to the extent that its ability to defend is actually impaired or otherwise prejudiced by such failure or delay. In case any such action shall be brought against the Placement Agent or any such controlling person and the Placement Agent shall promptly notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that it shall wish, to direct) the defense thereof at its own expense but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Placement Agent or such controlling person or persons, defendant or defendants in the litigation; provided, that the Company shall not be required to pay for more than one firm of counsel for all indemnified parties, which firm shall be designated by the Placement Agent. The Company agrees to notify the Placement Agent promptly of the commencement of any litigation or proceeding against it or in connection with the issue and sale of any of its securities and to furnish to the Placement Agent, at its request, copies of all pleadings therein and permit the Placement Agent to be an observer therein and apprise the Placement Agent of all developments therein, all at the Company's expense.

      B. The Placement Agent agrees, in the same manner and to the same extent as set forth in Section 8.A. of this Agreement, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act, with respect to any such untrue statement or alleged untrue statement, or any such omission or alleged omission concerning the Placement Agent for use in the Offering Memorandum, if such statement or omission was made in reliance upon information furnished in writing by the Placement Agent to the Company specifically for use in the Offering Memorandum. The Placement Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of commencement of any action, in respect of which indemnity may be sought from the Placement Agent on account of the indemnity agreement contained in this Section 8.B., each person agreed to be indemnified by the Placement Agent shall have the same obligation to notify the Placement Agent as the Placement Agent has toward the Company in Section 8.A. of this Agreement, subject to the same loss of indemnity in the event such notice is not given, and the Placement Agent shall have the same right to participate in (and to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by one firm of counsel of recognized standing and satisfactory to the Company.

      C. The respective indemnity agreements between the Placement Agent and the Company contained in Sections 8.A. and 8.B. of this Agreement, and the representations and warranties of the Company set forth elsewhere in this Agreement, shall remain operative and in full force and effect (regardless of any investigation made by or on behalf of the Placement Agent or the Company) or by or on behalf of any controlling person of the Placement Agent or the Company), shall survive the delivery of the Securities. Any successor of the Company and the Placement Agent or of any controlling person of the Placement Agent, as the case may be, shall be entitled to the benefits of the respective indemnity agreements.

      D. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this
Section 8 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such person in circumstances for which indemnification is provided under this
Section 8, then, and in each such case, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportions so that the Placement Agent is responsible for the proportion that the fees provided for herein bear to the net proceeds of the Securities or Series A Preferred, as applicable, and the Company is responsible for the remaining portion; provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      E. Within ten days after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party, in writing, of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party so notifies a contributing party or his or its Placement Agent of the commencement thereof within the aforesaid ten days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in
Section 8 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

9.    PAYMENT OF EXPENSES

      The Company hereby agrees to bear all of its expenses in connection with the Note Placement and the Equity Placement, whether incurred prior to or post-Closing, including, but not limited to, the following: filing fees, bank escrow fees, printing and duplicating costs, closing sets, tombstones, advertisements, postage and mailing expenses with respect to the transmission of offering material, informational meeting costs, registrar and transfer agent fees, the Company's counsel and accounting fees, issue and transfer taxes, if any, and any Blue Sky counsel fees and expenses of the Placement Agent's counsel. In this connection, Blue Sky applications for registration of the Notes and Series A Preferred or exemption therefrom shall be made in such states and jurisdictions as shall be reasonably requested by the Placement Agent provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation or to file a general consent to service of process.

10.   CLOSING

      A. On each closing date, the Placement Agent shall receive the opinion of either the Company's General Counsel or the Company's Securities Counsel, in form and substance satisfactory to counsel for the Placement Agent.

      B. On or prior to each closing date, the Placement Agent and its counsel shall have been furnished such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to review or pass upon the matters referred to in subparagraph A of this Paragraph 10, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

      C. On and prior to each closing date, (i) there shall have been no material adverse change or development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company, from the latest dates as of which such condition is set forth in the Offering Memorandum; (ii) there shall have been no transaction, not in the ordinary course of business, other than the pending purchase of shares of InCon Technologies Inc. by the management thereof, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in, or incorporated by reference into, the Offering Memorandum which is material to the Company which has not been disclosed to the Placement Agent in writing;
(iii) except as described in, or incorporated by reference into, the Offering Memorandum, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) no assets of the
Company shall have been pledged or mortgaged, except as indicated or contemplated in, or incorporated by reference into, the Offering Memorandum; and
(v) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or affecting any of its respective properties or businesses before or by any court of federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business operations, prospects, financial condition or income of the Company, except as set forth in or incorporated by reference into, the Offering Memorandum the Offering Memorandum.

      D. At each closing, the Placement Agent shall have received a certificate of the Company signed by its President and by its Chief Financial Officer, dated as of the applicable closing date, to the effect that the conditions set forth in subparagraph C above have been satisfied and that, as of such closing date, the representations and warranties of the Company set forth herein are true and correct.

      E. The Company's obligation to deliver the Securities and the Series a Preferred shares shall be subject to the following conditions:

            1. transfer to and receipt by the Company by wire or certified bank check of same day or next day funds of the amount of the purchase price for the applicable securities being purchased by the subscribers; and

            2. the delivery to the Company of the Subscription Documents duly executed by such subscribers.

11.   TERMINATION

The Company agrees that until the six (6) month anniversary of this Agreement, or such earlier date as the Company and Placement Agent mutually agree to terminate the Offering (the "TERMINATION DATE"), neither the Company or any of its affiliates, officers, directors, employees, agents or representatives who are aware of the discussions between the Company and Placement Agent will, either directly or indirectly, solicit, entertain or conduct discussions with any person with respect to any offer relating to the sale of securities of the Company. The term "person" as used in herein shall be interpreted to include without limitation any individual, corporation, limited liability company, unincorporated association, partnership, trust, estate or other entity.

12.   MISCELLANEOUS

      A. All covenants, warranties and representations herein contained shall survive the Closing Date, and any investigation made by the party relying upon such warranty and/or representation.

      B. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

      C. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when either deposited in the United States mail, registered return receipt requested, when received if personally delivered, or when sent by overnight courier, addressed as follows:

To the Placement Agent:  Indigo Securities LLC
                         780 Third Avenue
                         Suite 2302
                         New York, NY 10017

                         Attention: Eric Brachfeld


To the Company:          Bionutrics, Inc.
                         2415 East Camelback Road
                         Suite 700
                         Phoenix, AZ 85016

                         Attention:  Dr. Ronald H. Lane Ph.D.


or to such other address of which written notice is given to the other party.

      D. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflicts of laws.

      E. The parties hereto irrevocably submit to the jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Agreement. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum. Each party hereto agrees that the service of process upon it mailed by certified or registered mail, postage prepaid and return receipt requested (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect a party's right to serve process in any other manner permitted by law. Each party agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      F. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      G. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

      IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the _____ day of __________, 2005.

INDIGO SECURITIES LLC


By:_____________________________
Name:  Eric Brachfeld
Title: Managing Partner


BIONUTRICS, INC.


By:____________________________
Name:  Dr. Ronald H. Lane Ph.D.
Title: Chief Executive Officer

                                   SCHEDULE A
                                   ----------

                              CAPITALIZATION TABLE
                              --------------------

BIONUTRICS, INC. FULLY DILUTED SHARES OUTSTANDING AS OF SEPTEMBER 12, 2005

Shares Outstanding as  of 09/12/05                                    22,681,725
Unexercised Options & Warrants                                           129,000
Unexercised Warrants                                                     170,000
Series A Preferred  Shares, As Converted                                 118,370
                                                                      ----------
Accumulated Series A Preferred Dividends                                  46,440
TOTAL                                                                 23,145,535

                                    EXHIBIT A

                                OFFERING SUMMARY

                           EQUITY PLACEMENT TERM SHEET



ISSUER:                    Bionutrics, Inc. ("the COMPANY")

PLACEMENT AGENT:           Indigo Securities, LLC (the "PLACEMENT AGENT")

THE OFFERING:              Series A Convertible  Preferred  Stock (the "SERIES A
                           PREFERRED"),  initially  convertible  on a 1:4  basis
                           into  shares  of  the  Company's  Common  Stock  (the
                           "COMMON  STOCK")  and  warrants to acquire 25% of the
                           Common  Stock into which the  Series A  Preferred  is
                           initially  convertible (the "WARRANTS" and,  together
                           with the Series A Preferred,  the "SECURITIES") at an
                           exercise price equal to 150% of the Original Purchase
                           Price  (as  defined  below).  The  Warrants  shall be
                           exercisable   for  five  years.   In  addition,   the
                           Company's  currently  outstanding   indebtedness  and
                           preferred stock must be converted into Common Stock as a condition to closing of the Offering.

AMOUNT OF FINANCING:       A minimum of  $3,000,000  and a maximum of $6,000,000
                           of Securities. This investment shall close for all investors upon the earliest of the date (i) the parties agree to terminate the offering or (ii) the sale of $6 million of Securities, provided that the Placement Agent shall have an over allotment option to sell an additional 10% of the Maximum Offering.
                           Conversion of the Company's Secured Notes shall not be included in the amount of the financing.

PRICE: $16 per share of Series A Preferred convertible into four shares of common stock (the "ORIGINAL PURCHASE PRICE").

INVESTOR(S):               Accredited Investors introduced to the Company by the
                           Placement Agent.

ESCROW ARRANGEMENTS:       Investors  shall fund their  investment  into  escrow
                           with a mutually acceptable escrow agent. The escrow shall be released as soon as the aggregate amount funded into escrow equals or exceeds $3,000,000.

FEES AND EXPENSES:         The Placement  Agent shall receive as compensation in
                           connection  with the  Offering:  (i) 9% of the  gross
                           proceeds of the Offering in cash,  and (ii)  warrants
                           (the  "AGENT  WARRANTS")  exercisable  for  9% of the
                           number of shares  of Series A  Preferred  sold in the
                           Offering.  The Agent Warrants shall be exercisable at
                           a price  equal to the  Original  Purchase  Price  per
                           share.  The Placement  Agent and its  affiliates  and
                           counsel  shall have the right to purchase  Securities
                           in the  Offering  net of cash  commissions  and shall
                           receive  its pro rata share of the Agent  Warrants in
                           connection  with any  such  investment.  The  Company
                           shall pay the reasonable fees and expenses, including
                           reasonable   legal  fees  of  the  Placement   Agent,
                           incurred by the Placement Agent in connection with the Offering.

ANTICIPATED CLOSING DATE   [October 31, 2005] (the "Closing").

TERMS OF SERIES A PREFERRED STOCK

Dividends:                 The  holders  of the  Series  A  Preferred  shall  be
                           entitled   to   receive   cumulative   dividends   in
                           preference to any dividend on the Common Stock at the rate of 8% of the Original Purchase Price per annum, accruing on a semi-annual basis in cash or additional shares of Series A Preferred (which shall be valued at the Original Purchase Price per share). The holders of Series A Preferred also shall be entitled to participate pro rata in any dividends paid on the Common Stock on an as-if-converted basis.

Liquidation Preference:    In the event of any  liquidation or winding up of the
                           Company,  the holders of the Series A Preferred shall
                           be entitled to receive in  preference  to the holders
                           of the Common  Stock a per share  amount equal to the
                           Original Purchase Price plus any accrued, but unpaid,
                           dividends (the "LIQUIDATION  PREFERENCE").  After the
                           payment of the Liquidation  Preference to the holders
                           of the Series A Preferred, the remaining assets shall
                           be  distributed  ratably to the holders of the Common
                           Stock  and  the  Series  A  Preferred  on  an  as  if
                           converted  basis.  A  merger,  acquisition,  sale  of
                           voting control or sale of all or substantially all of
                           the   assets   of   the    Company   in   which   the
                           pre-transaction  shareholders  of the  Company do not
                           own a  majority  of  the  outstanding  shares  of the
                           surviving   corporation  shall  be  deemed  to  be  a
                           liquidation.

Conversion:                The holders of the Series A Preferred  shall have the
                           right  to  convert   any  or  all  of  the  Series  A
                           Preferred,  at any time, into shares of Common Stock.
                           The initial conversion rate shall be 1:4, subject to adjustment as provided below.

Antidilution Provisions:   The  conversion  price of the Series A Preferred  and
                           the exercise price of the Warrants will be subject to a weighted-average antidilution adjustment (based on all outstanding shares of Preferred and Common Stock) to reduce dilution in the event that the Company issues additional equity securities (other than: (a) up to 1,900,000 shares issued pursuant to reserved employee options, and (b) a one time issuance of up to $2,000,000 in additional equity securities during the twelve (12) month period following the final closing date of the Offering) at a purchase price less than (i) the applicable conversion price in the case of the Series A Preferred or (ii) the applicable exercise price in the case of the Warrants. The conversion price and exercise price will also be subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

Voting Rights:             Except as  otherwise  provided  herein,  the Series A
                           Preferred will vote together with the Common Stock on
                           an as if converted  basis and not as a separate class
                           except  as   specifically   provided   herein  or  as
                           otherwise  required  by law.  Each  share of Series A
                           Preferred shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series A Preferred.

Board of Directors:        The size of the Company's Board of Directors shall be
                           set at five (5).  The  Board of  Company  will  elect
                           Edward Neugeboren to the Board prior to close and Nirmal Mulye and Ronald Lane shall agree to vote their respective shares of Common Stock for the next shareholders meetings in favor of the election of Mr.
                           Neugeboren to a one-year term on the Board. The placement agent shall also be entitled to observer rights at all board meetings.

Notification Rights:       The Company shall  provide the  Placement  Agent with
                           written notice of any and all future debt or equity financings upon execution of a term sheet or letter of intent in connection with such financing and in no event less than ten (10) business days prior to closing such financing.

Right of First Refusal:    The  Placement  Agent  shall  have a right  of  first
                           refusal to serve as (i) placement  agent with respect
                           to  future  security  issuances  and  (ii)  financial
                           advisor in any merger,  acquisition,  sale or similar
                           transaction   by   the   Company   (other   than   an
                           underwritten public offering) for a period of two (2) years following the final closing of the Offering.

Protective Provisions:     For so long as at least 25% of the Series A Preferred
                           remains   outstanding,    consent   of   (i)   Edward
                           Neugeboren, if he is a member
                           of the Board of Directors of the Company at the time,
                           or (ii) holders of a majority of the shares of Series
                           A Preferred then  outstanding,  shall be required for
                           any action  that (i) alters or  changes  the  rights,
                           preferences  or privileges of the Series A Preferred,
                           (ii)  constitutes  the incurrence of  indebtedness by
                           the  Company  (other  indebtedness  incurred  in  the
                           ordinary course of the Company's business, consistent
                           with past practice) which possesses  senior repayment
                           rights  to  the  Series  A   Preferred,   except  for
                           acquisition indebtedness (or guarantees thereof) used
                           to acquire the shares of Kirk  Pharmaceuticals,  LLC,
                           and its affiliate,  Andapharm, LLC, or an refinancing
                           of such acquisition  indebtedness,  (iii) creates (by
                           reclassification  or  otherwise)  any  new  class  or
                           series  of  shares  or  securities   having   rights,
                           preferences or privileges  senior to, or on a parity,
                           with the  Series A  Preferred,  (iv)  results  in the
                           redemption  of any shares of Common Stock (other than
                           pursuant to equity incentive  agreements with service
                           providers  giving the Company the right to repurchase
                           shares upon the termination of services), (v) results
                           in any merger, other corporate  reorganization,  sale
                           of  control,  or  any  transaction  in  which  all or
                           substantially  all of the assets of the  Company  are
                           sold,  (vi)  amends or waives  any  provision  of the
                           Company's   Articles  of   Incorporation   or  Bylaws
                           relative to the Series A Preferred,  (vii)  increases
                           the authorized  size of the Company's  board,  (viii)
                           results in the payment or declaration of any dividend
                           on any  shares of Common  Stock,  (ix)  results  in a
                           confession of judgment against the Company, or settle
                           or  compromise  by or against the  Company  (provided
                           that no such  consent  shall be required  for matters
                           involving  less  than  $500,000.00),   (x)  file  for
                           bankruptcy  or  receivership,  (xi)  results  in  any
                           material  loans to any insider or  shareholder or any
                           guaranty of any debt of a third party,  other than in
                           the ordinary course of business; (xii) results in the
                           removal  of  one  of the  following  officers  of the
                           Company  other  than  for  "cause":  Chief  Executive
                           Officer,  President and Chief Financial  Officer,  or
                           the material modification of the compensation payable
                           by the Company to any such officer,  (xii) results in
                           the making of any material  investments other than in
                           the ordinary course of business, (xiv) results in the
                           mortgaging, pledging, or creating a security interest
                           in the  property  of the  Company,  other than in the
                           ordinary  course  of  business  consistent  with past
                           practice, (xiii) results in the Company entering into
                           new  businesses  not  related  to the  purpose of the
                           Company,  (xvi) or (xvi) results in the  consummation
                           of  any  material  contracts  with  any  shareholder,
                           insider or  affiliates,  except  those in place as of
                           the closing  date or  anticipated  in the next twelve
                           (12)  months  with  Nostrum   Pharmaceuticals,   Inc.
                           ("Nostrum") as required to develop and execute the Company's technology license agreement with Nostrum.

Information Rights:        So long as any  Investor  continues to hold shares of
                           Series  A  Preferred  or  Common  Stock  issued  upon
                           conversion  of the Series A  Preferred,  the  Company
                           will  furnish  the   Placement   Agent  with  monthly
                           management reports as well as confidential monthly financial statements compared against the Company's annual operating plan and will provide a copy of the Company's confidential annual operating plan within 30 days prior to the beginning of the fiscal year.
                           Each Investor shall also be entitled to standard inspection and visitation rights under the Nevada
                           Revised Statutes.

Registration Rights:       UPFRONT  REGISTRATION:  The  Company  shall  cause  a
                           Registration  Statement  (the  "INITIAL  REGISTRATION
                           STATEMENT") covering the 125% of the Common Stock (i)
                           into which the Series A Preferred is convertible  and
                           (ii) for which the  Warrant  and Agent  Warrants  are
                           exercisable (the "REGISTRABLE  SECURITIES") to become
                           effective  no later  that 120 days  from the  Closing
                           Date (the  "Required  Effective  Date").  The Company
                           shall  use  its  best   efforts   to   maintain   the
                           effectiveness of this Registration Statement until the date (the "Registration Termination Date") which is the earlier of (i) the second anniversary of the Closing Date, (ii) the date upon which the last
                           Registrable  Security  included in such  Registration
                           Statement is sold by the holder thereof, and (iii) the date upon which all investors may sell their Registrable Securities without limitation by virtue of paragraph (e) of Rule 144 under the Securities Act of 1933, as amended. Penalty for default: (i) for the first two one month periods of delay after the Required Effective Date, the penalty shall be 1.0% per month payable in cash or stock valued at the Original Purchase Price; and (ii) for each additional month, 2.5% per month payable in cash or stock valued at the Original Purchase Price. The penalty for partial months shall be pro rated.

                           DEMAND RIGHTS: If for some reason the Initial Registration Statement is not effective at any time during the period beginning 120 days after the Closing Date, Investors holding more than $500,000 in value of the Registrable Securities may require the Company to use its best efforts to cause such Registrable Securities to be registered. The Investors' demand registration rights shall expire two years after the effectiveness date of the Upfront Registration covering all Registrable Securities.

                           COMPANY REGISTRATION: The Investors shall be entitled to "piggy back" registration rights on all registrations of the Company (other than registrations on Forms S-8, S-4 or any successor or similar forms) or on any demand registrations of any other investor subject to the right, however, of the Company and its underwriters to reduce the number of shares proposed to be registered in view of market conditions. If the Investors are so limited, however, no party shall sell shares in such registration other than the Company or the investor, if any, invoking the demand registration. No shareholder of the Company shall be granted piggyback registration rights which would reduce the number of shares includable by the holders of the Registrable Securities in such registration without the consent of the holders of at least two-thirds of the Registrable Securities. Investors' piggy-back registration rights shall expire two years after the effectiveness date of the Upfront Registration covering all Registrable Securities.

                           In connection with an underwritten public offering of securities of the Company, upon the request of the managing underwriter, each holder of Registrable Securities who owns at least 2% of the outstanding capital stock of the Company on an "as-converted" basis or is an officer or director of the Company shall agree (provided all other officers and directors also agree) not to effect any public sale or distribution (other than those included in the registration) of any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the sixty (60) day period beginning on such effective date, unless the managing underwriter otherwise agrees to a shorter period of time.

                           S-3 RIGHTS. Investors shall be entitled to unlimited demand registrations on Form S-3 (if available to the Company) so long as such registered offerings are not less than $1,000,000.

                           LIMITATION ON PIGGYBACK & S-3 RIGHTS. The Investors' "piggy back" and S-3 registration rights shall not apply during any period that there exists an effective registration statement covering the Investors' Registrable Securities.

                           EXPENSES: The Company shall bear registration expenses (exclusive of underwriting discounts and commissions and expenses of counsel) of all such demands, piggy-backs, and S-3 registrations (including the expense of one special counsel of the selling shareholders).

                           TRANSFER OF RIGHTS: The registration rights may be transferred to (i) any partner or retired partner of any holder which is a partnership, (ii) any family member or trust for the benefit of any individual holder, or (iii) any transferee who acquires at least 5,000 shares of Registrable Securities; in each case, provided that the Company is given written notice thereof.

                           OTHER PROVISIONS: Other provisions shall be contained in the Investor Rights Agreement with respect to registration rights as are reasonable, including cross indemnification, the period of time in which the Registration Statement shall be kept effective and underwriting arrangements.

Pre-Emptive Rights:        Investors  shall  have  the  right in the  event  the
                           Company   sells   equity   securities,    convertible
                           securities  or  warrants  to any  person to  purchase
                           their pro rata portion of such shares for a period of
                           30  days  after  the   closing  of  such  sale.   Any
                           securities not subscribed for by an eligible Investor
                           may  be   reallocated   among  the   other   eligible
                           Investors. Such keep even right will not apply to any
                           underwritten   public   offering  of  Company  equity
                           securities  by  a  internationally,   nationally,  or
                           regionally recognized underwriter, at a price per share of Common Stock no less than three times the Original Purchase Price.

Subscription Agreement:    The   investment   shall  be  made   pursuant   to  a
                           Subscription  Agreement reasonably  acceptable to the
                           Company  and the  Investors,  which  agreement  shall
                           contain,    among    other    things,     appropriate
                           representations   and   warranties  of  the  Company,
                           covenants of the Company  reflecting  the  provisions
                           set  forth  herein  and  appropriate   conditions  of
                           closing,  including  an opinion  of  counsel  for the
                           Company.  The  Subscription  Agreement  shall provide
                           that  it  may  only  be  amended   and  any   waivers
                           thereunder shall only be made with the approval of the holders of two-thirds of the Series A Preferred.
                           Registration rights provisions may be amended or waived solely with the consent of the holders of two-thirds of the Registrable Securities.

EMPLOYEE MATTERS

Employee Option Pool:      Upon the Closing of this financing,  1,900,000 shares
                           of Common Stock will have been reserved for issuance pursuant to employee options.

Stock Vesting:             All  stock  and stock  equivalents  issued  after the
                           Closing  to  employees,  directors,  consultants  and
                           other service providers will be subject to vesting as
                           follows:  33%  to  vest  at  the  end  of  the  first
                           year following such issuance,  with the remaining 66%
                           to  vest  monthly  over  the  next  two  years.   The
                           repurchase option shall provide that upon termination
                           of the employment of the shareholder, with or without
                           cause,  the  Company or its  assignee  (to the extent
                           permissible    under   applicable    securities   law
                           qualification) retains the option to repurchase at cost any unvested shares held by such shareholder.


Proprietary Information
and Inventions Agreement:  Each officer,  employee and consultant of the Company shall have entered into an acceptable proprietary information and inventions agreement.

Forced Conversion:         If at any time prior to the  conversion of the Series
                           A Preferred  into shares of Common Stock,  the Common
                           Stock  trades at a 30 day  trailing  average  closing
                           price  equal  to  300%  of the  equivalent  effective
                           purchase  price  per  share of  Common  Stock in this
                           Offering  and the average  Common  Stock share volume
                           during this 30 day trailing  period equals or exceeds
                           40,000 shares per day and the Common Stock into which
                           the Series A  Preferred  is  covered by an  effective
                           registration  statement  at such  time,  the Series A
                           Preferred  shall  automatically  convert  into Common
                           Stock at the then applicable conversion price. In the
                           event of such  conversion,  all preferences and other
                           special provisions  described and provided for herein
                           to  the  Series  A  Preferred  or  related   Warrants
                           including protective provisions, information rights and pre-emptive rights, shall become null and void, except that the registration rights shall remain and the Company will be required to perform as described herein.

OTHER MATTERS

Conditions Precedent
to Financing:              1.   Completion  of legal documentation  satisfactory
                           to the Placement Agent and prospective Investors.

                           2.   Execution  of  mutually   agreeable   employment
                           agreements with key employees including: John S. Copanos, Nirmal Mulye and Ronald H. Lane, Ph.D.

                           3.   Bionutrics'   receipt   of   DEA   approval   in
                           connection    with    the    acquisition    of   Kirk
                           Pharmaceuticals.

                           4. Conversion of outstanding Bionutrics (i) Revolving Note in the principal amount of approximately $1,500,000 and (ii) preferred equity to common stock.

                           5. Satisfactory completion of due diligence by the Placement Agent and prospective Investors (including a complete review of all requested Nostrum Pharmaceutical's due diligence materials).

                           6. Conversion of B. Berk's Nostrum Pharmaceutical's shares to Bionutrics shares.

Exclusivity:               The Company  agrees that until  November 30, 2005, or
                           such earlier date as the Company and Placement  Agent
                           mutually   agree  to  terminate   the  Offering  (the
                           "TERMINATION  DATE"),  neither  the Company or any of
                           its  affiliates,   officers,  directors,   employees,
                           agents  or  representatives  who  are  aware  of  the
                           discussions  between the Company and Placement  Agent
                           will,   either   directly  or  indirectly,   solicit,
                           entertain or conduct discussions with any person with
                           respect  to  any  offer   relating  to  the  sale  of
                           securities of the Company.  The term "person" as used
                           in herein  shall be  interpreted  to include  without
                           limitation  any  individual,   corporation,   limited
                           liability   Company,    unincorporated   association,
                           partnership, trust, estate or other entity.


Capitalization:            The Company is authorized to issue 50,000,000  shares
                           of which  45,000,000  shares,  par  value  $.001  per
                           share,   are  designated  as  Common  Stock  ("COMMON
                           STOCK") and 5,000,000 shares, par value $.001 per share, are designated as Preferred Stock ("PREFERRED
                           STOCK"). A complete capitalization table as of the date hereof is attached above as Schedule A.

                           In addition, the Placement Agent's affiliate, Indigo Ventures LLC, shall purchase a three (3) year warrant from the Company ("INDIGO VENTURES WARRANT") for 500,000 shares of Common Stock with an exercise price equal to $5.00 per share. The aggregate purchase price for the Indigo Ventures Warrant shall be $150,000. Such purchase price may be paid by Indigo Ventures LLC, at its option, through the issuance of a partial recourse note.

Governing Law:             The definitive documentation relating to the offering
                           of the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Additional Information:    For  additional  information  regarding  the  Company
                           generally  and  for   Management's   Discussion   and
                           Analysis of the  Company's  Financial  Condition  and
                           Results, please see the 10-K and 10-Q attached as exhibits hereto.